FORM 8-K


                       CURRENT REPORT


             Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  March 26, 2001



                   Allegheny Energy, Inc.

   (Exact name of registrant as specified in its charter)



Maryland               1-267               13-5531602
(State or other        (Commission File    (IRS Employer
jurisdiction of        Number)             Identification
incorporation)                             Number)



                    10435 Downsville Pike
              Hagerstown, Maryland  21740-1766

          (Address of principal executive offices)


Registrant's telephone number,
     Including area code:                 (301) 790-3400



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Item 1 - 6.    Not Applicable

Item 7.        Exhibits

               Ex 99.1 letter to the Investment Community dated
               March 26, 2001

Item 8.        Not applicable

Item 9.        Regulation FD Disclosure

                    On March 26, 2001, Allegheny Energy, Inc. issued the
               letter to the Investment Community attached as Exhibit 99.1



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                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                              Allegheny Energy, Inc.



                              By:  /s/ REGIS F. BINDER


                              Name:  Regis F. Binder
                              Title: Vice President and Treasurer



Dated:  March 26, 2001